Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation	Case No.	02-50441

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED	Nov-03	PETITION DATE:	01/24/02

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here x the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
		Month	Month	Filing

2.	Asset and Liability Structure
	a. Current Assets	$9,855,999	$9,882,370

	b. Total Assets	$9,855,999	$9,882,370

	c. Current Liabilities	$5,468,945	$5,468,945

	d. Total Liabilities	$46,210,822	$46,210,822

				Cumulative
		Current Month	Prior Month	(Case to Date)

3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$945	$21,435	$24,346,274

	b. Total Disbursements	$27,315	$37,167	$19,354,856

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($26,371)	($15,732)	$4,991,418

	d. Cash Balance Beginning of Month	$10,197,877	$10,213,609	$10,213,609

	e. Cash Balance End of Month (c + d)	$10,171,507	$10,197,877	$10,171,507

				Cumulative
		Current Month	Prior Month	(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	($26,371)	($15,732)	($6,701,301)

5.	Account Receivables (Pre and Post Petition)	($361,617)	($361,617)

6.	Post-Petition Liabilities	$5,468,945	$5,468,945

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			Yes	No

8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		X

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X

12.	Is the estate insured for replacement cost of assets and for general liability?			X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees

	Check if filing is current for: Post-petition tax reporting and tax returns:	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: December 18, 2003.	/s/ J.P. BARRATT

Responsible Individual

BALANCE SHEET
(General Business Case)
For the Month Ended 11/30/2003

		From Schedules	Market Value

	Assets
	Current Assets
1	Cash and cash equivalents - unrestricted		$10,171,507

2	Cash and cash equivalents - restricted		$0

3	Accounts receivable (net)	A	($361,617)

4	Inventory	B	$0

5	Prepaid expenses		$0

6	Professional retainers		$0

7	Other: Deposits		$46,110

8	Travel Advance		$0

	Digital River Shares		$0

9	Total Current Assets		$9,855,999

	Property and Equipment (Market Value)
10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other - Computer Software	D	$0

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets
22	Loans to shareholders		$0

23	Loans to affiliates		$0

24	Non-current deposits		$0

25

26

27

28	Total Other Assets		$0

29	Total Assets		$9,855,999

NOTE   Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$0

31	Payroll taxes		$0

32	Real and personal property taxes		$0

33	Income taxes		$0

34	Sales taxes		$0

35	Notes payable (short term)		$0

36	Accounts payable (trade)	A	$4,478,450

37	Real property lease arrearage		$201,656

38	Personal property lease arrearage		$0

39	Accrued professional fees		$0

40	Current portion of long-term post-petition debt (due within 12 months)		$0

41	Other: Accrued employee expenses		$15,288

42	Accrued interest expense		$773,551

43	Deferred revenue		$0

44	Total Current Liabilities		$5,468,945

45	Long-Term Post-Petition Debt, Net of Current Portion		$0

46	Total Post-Petition Liabilities		$5,468,945

	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$0

48	Priority unsecured claims	F	$0

49	General unsecured claims	F	$40,741,877

50	Total Pre-Petition Liabilities		$40,741,877

51	Total Liabilities		$46,210,822

	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		($319,081,002)

53	Capital Stock		$303,488,282

54	Additional paid-in capital		$0

55	Cumulative profit/(loss) since filing of case		($6,701,301)

56	Post-petition contributions/(distributions) or (draws)		$0

57	Net realized gain (loss) on Investment		$1,277,888

58	Market value adjustment		($15,338,690)

59	Total Equity (Deficit)		($36,354,823)

60	Total Liabilities and Equity (Deficit)		$9,855,999

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt

Receivables and Payables Agings
0-30 Days	$0	$4,478,450

31-60 Days	$0

61-90 Days			$0

91+ Days	($361,617)

Total accounts receivable/payable	($361,617)	$4,478,450

Allowance for doubtful accounts	$0

Accounts receivable (net)	($361,617)

Schedule B
Inventory/Cost of Goods Sold

Inventory(ies)
Balance at
Types and Amount of Inventory(ies)	End of Month

Retail/Restaurants -
Product for resale

Distribution -
Products for resale	$0

Manufacturer -
Raw Materials

Work-in-progress

Finished goods

Other - Explain

TOTAL	$0

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes	x	No

How often do you take a complete physical inventory?
Weekly

Monthly

Quarterly

Semi-annually

Annually		x

Date of last physical inventory was			11/30/2001 0:00

Date of next physical inventory is

Cost of Goods Sold
Inventory Beginning of Month	$0

Add -

Net purchase	$0

Direct labor

Manufacturing overhead

Freight in

Other:

Deferred COGS	$0

Misc Charges (i.e. fulfillment costs, credit card fees)	$0

Less -
Inventory End of Month	$0

Shrinkage (obsolete)	$0

Personal Use

Cost of Goods Sold	$0

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.
Valuation methods -
FIFO cost

LIFO cost

Lower of cost or market

Retail method

Other	x

Explain
Perpetual

Schedule C
Real Property

Description	Cost	Market Value

TOTAL	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value

Machinery & Equipment -
Computers, Laptops, Servers, Dataports, Routers	$11,436,212	$0

TOTAL	$11,436,212	$0

Furniture & Fixtures -
Cubicles, Workstations, Chairs, Tables	$1,237,837	$0

TOTAL	$1,237,837	$0

Office Equipment -
Phone Systems, Fax Machines	$399,374	$0

TOTAL	$399,374	$0

Leasehold Improvements -
Security Systems, Repairs, Sign, Electrical Services	$939,792	$0

TOTAL	$939,792	$0

Vehicles -
Ford Van	$29,006	$0

TOTAL	$29,006	$0

Computer Software - Other -
Sybase, Weblogic, Silknet, SAP, Verisign, Licenses	$4,416,137	$0

Construction in Progress - Enterprise License Maint Agreement, SAP	$3,098,668	$0

TOTAL	$7,514,805	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Taxes Payable
Federal
Income Tax Withholding	$0				$0

FICA - Employee	$0				$0

FICA - Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding	$0				$0

Unemployment (UT)	$0				$0

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
	Amount	Amount (b)

List Total Claims For Each Classification -
Secured claims (a)	$0	$0

Priority claims other than taxes	$0	$0

Priority tax claims	$0	$0

General unsecured claims	$40,741,877	$40,741,877

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not Applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4

Bank	Merrill Lynch	Merrill Lynch	ABN Amro - Euro	ABN Amro - Pound

Account Type	Checking	Checking	Checking	Checking

Account No.	881-07A44	881-07A45	004514670220	40042375

Account Purpose	Depository	Depository	Depository	Depository

Balance, End of Month	$311,093	$418,007	$0	$35,604

Total Funds on Hand for all Accounts	$10,171,507

Attach copies of the month end bank statement(s), reconciliation(s), and the check registers) to the Monthly Operating Report.

Schedule  H
Recapitulation of Funds Held at End of Month

	Account 5	Account 6	Account 7	Account 8

Bank	ABN Amro - CAD	ABN Amro - USD	Scotia Bank	Wells Fargo Concentration
Account Type	Checking	Checking	Checking	Checking
Account No.	460131877591	451046702241	800021021818	4761063908
Account Purpose	Depository	Depository	Depository	Operating

Balance, End of Month	$0	$0	$38,045	$9,377,745

	Account 9		Account 10		Account 11	Account 12

Bank	Wells Fargo Payroll		Wells Fargo AP		Wells Fargo Secured	Merrill Lynch Trust Fund
Account Type	Checking		Checking		Checking	Checking
Account No.	4761063924		4174685024
Account Purpose	Payroll		Accounts Payable		Depository	Depository

Balance, End of Month	($7,458	) ($	1,673	) $	0	$0

Account 13

Bank	Petty Cash
Account Type	Cash
Account No. Account Purpose	Cash

Balance, End of Month	$143

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 11/30/03

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast

				Revenues:
		$0	1	Gross Sales	$0
		$0	2	less: Sales Returns & Allowances	$0
$0	$0	$0	3	Net Sales	$39,391,855	$0
$0		$0	4	less: Cost of Goods Sold (Schedule ‘B’)	$37,668,400
$0	$0	$0	5	Gross Profit	$1,723,455	$0
$945		$945	6	Interest	$67,501
$0		$0	7	Other Income: Gain on Disposal of Business	$4,441,843
$0		$0	8	Gain on Sale of Asset	$957,927
$0		$0	9	Gain on Foreign Exchange	$4,245
					$0

$945	$0	$945	10	Total Revenues	$7,194,972	$0

				Expenses:
$22,404		($22,404)	11	Compensation to Owner(s)/Officer(s)	$581,058
$0		$0	12	Salaries	$4,371,988
$0		$0	13	Commissions	$251,319
$0		$0	14	Contract Labor	$255,461
$0		$0	15	Rent/Lease:	$0
$0		$0	16	Real Property	$696,453
$0		$0	17	Insurance	$553,753
$0		$0	18	Management Fees	$0
$0		$0	19	Depreciation	$542,192
$0		$0	20	Taxes:	$251,268
$0		$0	21	Real Property Taxes	$22,720
$0		$0	22	Other Taxes	$566
$0		$0	23	Other Selling	$968,063
$4,912		($4,912)	24	Other Administrative	$4,588,821
$0		$0	25	Interest	$805,761
$0		$0	26	Other Expenses:	($33,150)
		$0	27		$0
		$0	28		$0
		$0	29		$0
		$0	30		$0
		$0	31		$0
		$0	32		$0
		$0	33		$0
		$0	34		$0

$27,315	$0	($27,315)	35	Total Expenses	$13,856,273	$0

($26,371)	$0	($26,371)	36	Subtotal	($6,661,301)	$0

		$0	37	Reorganization Items:
		$0	38	Provisions for Rejected Executory Contracts	$0
		$0	39	Interest Earned on Accumulated Cash from	$0
				Resulting Chp 11 Case	$0
		$0	40	Gain or (Loss) from Sale of Equipment	$0
$0		$0	41	U.S. Trustee Quarterly Fees	$40,000
		$0	42		$0

$0	$0	$0	43	Total Reorganization Items	$40,000	$0

($26,371)	$0	($26,371)	44	Net Profit (Loss) Before Federal & State Taxes	($6,701,301)	$0

		$0	45	Federal & State Income Taxes

($26,371)	$0	($26,371)	46	Net Profit (Loss)	($6,701,301)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater then +/- 10% only):

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 11/30/03

		Actual	Cumulative
		Current Month	(Case to Date)

	Cash Receipts
1	Rent/Leases Collected	$0	$1,166,418
2	Cash Received from Sales	$0	$15,440,779
3	Interest Received	$945	$71,833
4	Borrowings	$0	$0
5	Funds from Shareholders, Partners, or Other Insiders	$0	$0
6	Foreign Exchange Gain/(Loss)	$0	$4,245
7	Non AR Receipts	$0	$151,530
8	Cash Collected on Behalf of Digital River	$0	$446,796
9	Softchoice	$0	$1,813,089
10	Cash received from the Sale of Assets	$0	$204,596
	Cash received from sale of stock	$0	$4,481,578
11	Deposit refund	$0	$565,410

12	Total Cash Receipts	$945	$24,346,274

	Cash Disbursements
13	Payments for Inventory	$0	$7,047,165
14	Selling	$0	$202,015
15	Administrative	$4,912	$2,461,134
16	Capital Expenditures	$0	$0
17	Principal Payments on Debt	$0	$0
18	Interest Paid	$0	$0
	Rent/Lease:		$0
19	Personal Property		$0
20	Real Property	$0	$1,808,210
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries	$14,916	$609,708
22	Draws	$0	$0
23	Commissions/Royalties	$0	$0
24	Expense Reimbursements	$0	$227,135
25	Other - Subcontractor Labor	$0	$1,194,415
26	Salaries/Commissions (less employee withholding)	$0	$2,075,520
27	Management Fees		$0
	Taxes:		$0
28	Employee Withholding	$7,167	$1,373,975
29	Employer Payroll Taxes	$320	$266,310
30	Real Property Taxes		$0
31	Other Taxes	$0	$17,511
32	Other Cash Outflows:		$0
33	Deposits	$0	$201,085
34	Prepetition payments	$0	$207,949
35	401k	$0	$232,064
36	Employee benefits	$0	$467,664
37	Payments made to Digital River	$0	$322,974
		$0	$640,023

38	Total Cash Disbursements:	$27,315	$19,354,856

39	Net Increase (Decrease) in Cash	($26,371)	$4,991,418

40	Cash Balance, Beginning of Period	$10,197,877	$5,180,090

41	Cash Balance, End of Period	$10,171,507	$10,171,507

MONTHLY TAX STATEMENT

Case Name: BEYOND.COM CORPORATION
Case Number: 02-50441

Month Reported: 11/30/03

Period Ending:	11/15/03	11/30/03	TOTAL

GROSS PAYROLL	11,042	11,042	22,083
Federal Tax Withheld	2,750	2,750	5,499
State Tax Withheld	834	834	1,668
Employer Tax	160	160	320
Remittance to IRS	2,910	2,910	5,819
Date Remitted	11/15/03	11/30/03
Remittance to EDD	834	834	1,668
Date Remitted	11/15/03	11/30/03
GROSS SALES[2]	—	—	—
Remittance to SBE	—	—	—
Date Remitted	—	—	—
OTHER TAXES	—	—	—
Remittance	—	—	—
Date Remitted	—	—	—

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Date: December 18, 2003	Signature:	/s/ J. P. Barratt

	Print Name:	J. P. BARRATT

1 To comply with the Court’s Order for Payment of State and Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with the court and attach a copy to the copy of the Monthly Operating Report served on the United States Trustee. This statement is due on or before the 20th day of the month following the month being reported.

2 List only gross sales subject to sales tax (i.e. do not list exempy sales and services).

Beyond.com
Officer Payments
Summary #11

Check Number	Date	Amount	Payee	Reason for Payment
2081	11/15	$7,458.02	John Barratt	payroll
2082	11/30	$7,458.03	John Barratt	payroll
		$14,916.05

	Total Account Value As Of 11/28/2003	$311,093.14

(BAR CODE)	YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
BEYOND.COM	ROBERT J MCKIERNAN	724 W LANCASTER AVE
2700 MISSION COLLEGE BLVD	Robert Mckiernan@ml.com	WAYNE PA 19087
STE. 140-R	(610) 687-7900
SANTA CLARA CA 95054-1218
	FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
	1-800-MERRILL (1-800-637-7455)	www.mlol.ml.com

Monthly Portfolio Summary

Asset	10/31/03	Value	%	11/28/03	Value	%
Cash/Money Accounts		311,038	100		311,093	100
CD’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value		311,038			311,093
Short Market Value
Estimated Accrued Interest
Debit Balance
Net Portfolio Value		311,038			311,093

NEWS

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	54.48	978.45
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	54.48	978.45

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 311,093

       Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P 500	1058.20	1050.71	879.82
Three-Month Treasury Bills	.92%	.95%	1.19%
Long-Term Treasury Bonds	5.13%	5.14%	4.78%
One-Month LIBOR	1.17%	1.12%	1.38%
NASDAQ	1960.26	1932.21	1335.51

+     BEYOND.COM

Page	Statement Period	Account No.
4 of 13	11/01/03 TO 11/28/03	881-07A44

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date

Opening Balance Cash & Money Accounts	311,038.66
Net Credits & Debits	54.48	263,366.06
Closing Balance Cash & Money Accounts	311,093.14

Credits	This Statement	Year-to-Date

Sales
Income	54.48	978.45
Funds Received		262,687.61
Electronic Tfrs
Other		76.30
Total Credits	54.48	263,742.36

Debits	This Statement	Year-to-Date

Purchases
Withdrawals
Electronic Tfrs
CMA Checks		76.30
Other		300.00
Total Debits		376.30

Current Portfolio

Adjust/ Unit	Total	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
Date	Cost	Cost	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Security Description	Acquired	Basis	Basis	Price	Value	(Loss)	Interest	Income	%

Cash and Money Accounts
CASH	1	1
311,092	WCMA MONEY FUND CLASS 2	1.00	311,092	1.00	311,092	746	.24

Total Cash and Money Accounts	311,093	311,093	746	.24
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total of Long Portfolio	311,093	311,093	746	.24

Monthly Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit

Dividends and Interest
11/28	Share Dividend	54	WCMA MONEY FUND CLASS 2
11/28	Cash Dividend		WCMA MONEY FUND CLASS 2			.48
			FROM 10-31 THRU 11-26
	Income Total		WCMA MONEY FUND CLASS 2			54.00

+    BEYOND.COM

Page	Statement Period	Account No.
5 of 13	11/01/03 TO 11/28/03	881-07A44

Monthly Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit

Net Total						54.48

Customer Service	For information about your account, please call 1-800-MERRILL (1-800-637-7455). To report Lost or Stolen Visa Cards or Checks, please call 1-800-262-5678. When requested, enter your Access Code 91-881-07244.

+ BEYOND.COM	*** END OF STATEMENT ***

Page	Statement Period	Account No.
6 of 13	11/01/03 TO 11/28/03	881-07A44

	Total Account Value As Of 11/28/2003	$418,007.37

(BAR CODE)	YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
BEYOND.COM	ROBERT J MCKIERNAN	724 W LANCASTER AVE
PAYROLL ACCOUNT	Robert Mckiernan@ml.com	WAYNE PA 19087
ATTN: ACCOUNTING	(610) 687-7900
3200 PATRICK HENRY DR
SANTA CLARA CA 95054-1816	FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
	1-800-MERRILL (1-800-637-7455)	www.mlol.ml.com

Monthly Portfolio Summary

Asset	10/31/03	Value	%	11/28/03	Value	%
Cash/Money Accounts		417,914	100		418,007	100
CD’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value		417,915			418,007
Short Market Value
Estimated Accrued Interest
Debit Balance
Net Portfolio Value		417,915			418,007

NEWS

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	68.25	2,289.78
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	68.25	2,289.78

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 389,906

Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P 500	1058.20	1050.71	879.82
Three-Month Treasury Bills	.92%	.95%	1.19%
Long-Term Treasury Bonds	5.13%	5.14%	4.78%
One-Month LIBOR	1.17%	1.12%	1.38%
NASDAQ	1960.26	1932.21	1335.51

+       BEYOND.COM

Page	Statement Period	Account No.
7 Of 13	11/01/03 TO 11/28/03	881-07A45

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date

Opening Balance
Cash & Money Accounts	389,838.12
Net Credits & Debits	68.25	1,989.78
Closing Balance
Cash & Money Accounts	389,906.37

Credits	This Statement	Year-to-Date

Sales
Income	68.25	2,289.78
Funds Received
Electronic Tfrs
Other
Total Credits	68.25	2,289.78

Debits	This Statement	Year-to-Date

Purchases
Withdrawals
Electronic Tfrs
Other		300.00
Total Debits		300.00

Current Portfolio

			Adjust/Unit	Total	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
		Date	Cost	Cost	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Security Description	Acquired	Basis	Basis	Price	Value	(Loss)	Interest	Income	%

Cash and Money Accounts
389,906	WCMA MONEY FUND CLASS 2		1.00	389,906	1.00	389,906			935	.24
28,101	ML PREMIER INST-L FUND		1.00	28,101	1.00	28,101			289	1.03
	(.0000 FRACTIONAL SHARE)
	AS OF 11/28/03 DIV NOT INCL

Total Cash and Money Accounts				418,007		418,007			1,225	.29
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total of Long Portfolio				418,007		418,007			1,225	.29

BEYOND.COM
	Page	Statement Period	Account No.
	8 of 13	11/01/03 TO 11/28/03	881-07A45

Monthly Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit

Dividends and Interest
11/28	Share Dividend	68	WCMA MONEY FUND
			CLASS 2
11/28	Cash Dividend		WCMA MONEY FUND
			CLASS 2			.25
			FROM 10-31 THRU 11-26
	Income Total		WCMA MONEY FUND CLASS 2			68.00
Net Total						68.25

Monthly Activity

Date	Description	Purchases	Sales	Date	Description	Purchases	Sales

Money Fund Transaction
11/03	WCMA MONEY FUND
	CLASS 2	1.00		Total		1.00
				Net Total		1.00

Customer Service	For information about your account, please call 1-800-MERRILL (1-800-637-7455). To report Lost or Stolen Visa Cards or Checks, please call 1-800-262-5678. When requested, enter your Access Code 91-881-07245.

BEYOND.COM			*** END OF STATEMENT ***
	Page	Statement Period	Account No.
	9 of 13	11/01/03 TO 11/28/03	881-07A45

WELLS FARGO BANK, N.A.	Page 1 of 2
P.O. BOX 63020		49,386
SAN FRANCISCO, C.A. 94163	Account Number	476-1063908
	Statement Start Date	11/01/03
	Statement End Date	11/30/03

BEYOND.COM
CONCENTRATION
DEBTOR IN POSSESSION
2700 MISSION COLLEGE BLVD SUITE 140 - R
SANTA CLARA C.A. 95054
UNITED STATES

For Customer Assistance:
Call your Customer Officer or Client Services
1-800 AT WELLS (289-3557)
5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WellsOne Account 476-1063908	0.00	31,027.19	31,027.19	0.00

News from Wells Fargo

Credits

     Electronic Deposits/ Bank Credits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Nov 03	797.91	Sweep Dividend Deposit ACH Dividend Tra
	Nov 04	156.00	Sweep Transfer From Investment
	Nov 05	7,458.03	Sweep Transfer From Investment
	Nov 06	3,750.00	Sweep Transfer From Investment
	Nov 13	3,743.76	Sweep Transfer From Investment
	Nov 17	64.66	Sweep Transfer From Investment
	Nov 18	7,458.02	Sweep Transfer From Investment
	Nov 20	1,036.39	Sweep Transfer From Investment
	Nov 24	344.38	Sweep Transfer From Investment
	Nov 25	2,275.92	Sweep Transfer From Investment
	Nov 26	3,743.74	Sweep Transfer From Investment
	Nov 28	198.38	Sweep Transfer From Investment
		31,027.19	Total Electronic Deposits/ Bank Credits
		31,027.19	Total Credits

Continued on next page

49,387
	Account Number	476-1063908
Concentration	Statement End Date	11/30/03

Debits

     Electronic Debits/Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Nov 03	544.00	ZBA Funding Account Transfer To 4174685024
	Nov 03	198.38	ZBA Funding Account Transfer To 4761063924
	Nov 03	55.53	Sweep Transfer To Investment
	Nov 04	156.00	ZBA Funding Account Transfer To 4174685024
	Nov 05	7,458.03	ZBA Funding Account Transfer To 4761063924
	Nov 06	3,750.00	ZBA Funding Account Transfer To 4174685024
	Nov 13	3,743.76	ZBA Funding Account Transfer To 4761063924
	Nov 17	64.66	ZBA Funding Account Transfer To 4761063924
	Nov 18	7,458.02	ZBA Funding Account Transfer To 4761063924
	Nov 20	977.59	Client Analysis Srvc Chrg 031119 Svc Chge 1003
			000004761063908
	Nov 20	58.80	ZBA Funding Account Transfer To 4174685024
	Nov 24	344.38	ZBA Funding Account Transfer To 4174685024
	Nov 25	2,275.92	ZBA Funding Account Transfer To 4174685024
	Nov 26	3,743.74	ZBA Funding Account Transfer To 4781063924
	Nov 28	198.38	ZBA Funding Account Transfer To 4761063924
		31,027.19	Total Electronic Debits/ Bank Debits
		31,027.19	Total Debits

Daily Ledger Balance Summary

Date	Balance	Date		Balance	Date	Balance

Oct 31	0.00	Nov 13		0.00	Nov 25	0.00
Nov 03	0.00	Nov 17		0.00	Nov 26	0.00
Nov 04	0.00	Nov 18		0.00	Nov 28	0.00
Nov 05	0.00	Nov 20		0.00
Nov 06	0.00	Nov 24		0.00
Average Dally Ledger Balance			0.00

Thank you for banking with Wells Fargo.	Member FDIC

Overland Express Sweep
WELLS FARGO BANK, N.A.
P.O. BOX 63020
SAN FRANCISCO, CA 94163	Page 1 of 2

BEYOND.COM	Account Number - DDA
CONCENTRATION	4761063908
DEBTOR IN POSSESSION
2700 MISSION COLLEGE BLVD SUITE 140-R
SANTA CLARA CA 95054

THIS STATEMENT COVERS 11/01/2003 THROUGH 11/30/2003

FOR CURRENT YIELDS AND BALANCES BETWEEN 6:00AM - 7:00PM PACIFIC TIME, PLEASE CALL 1-800-AT-WELLS (289-3557), OPTION 1. FOR ALL OTHER INQUIRIES, PLEASE CALL YOUR CUSTOMER SERVICE OFFICER, OR 1-800-AT-WELLS (289-3557), OPTION 2. THANK YOU FOR BANKING WITH WELLS FARGO!

WELLS FARGO OVERLAND EXPRESS SWEEP FUND

FUND SUMMARY

Dividends Earned YTD	8,119.81
Federal Withholding YTD	.00
7-Day Simple Yield	0.10001%
Federal Withholding	.00
Beginning Balance	9,407,918.99
Shares Purchased	55.53	+
Shares Redeemed	30,030.90
Ending Balance	9,377,943.62
Prior Month Dividends Paid to Checking	797.91
Dividends Earned in Current Month	772.04
Funds-Pending-Redemption	198.38

Transaction Detail

11-01-2003	Beginning Balance	9,407,918.99
11-04-2003	Sweep Purchase	55.53
11-05-2003	Sweep Funds Return To DDA	156.00
11-06-2003	Sweep Funds Return To DDA	7,458.03
11-07-2003	Sweep Funds Return To DDA	3,750.00
11-14-2003	Sweep Funds Return To DDA	3,743.76
11-18-2003	Sweep Funds Return To DDA	64.66
11-19-2003	Sweep Funds Return To DDA	7,458.02
11-21-2003	Sweep Funds Return To DDA	1,036.39
11-25-2003	Sweep Funds Return To DDA	344.38
11-26-2003	Sweep Funds Return To DDA	2,275.92
11-28-2003	Sweep Funds Return To DDA	3,743.74
11-30-2003	Ending Balance	9,377,943.62

Daily Balance Information

	Investment	Annualized	Daily Dividend
Date	Balance	Fund Yield	Factor	Daily Accrual

11-01	9,407,918.99	100%	000002740	25.78
11-02	9,407,918.99	100%	000002740	25.78
11-03	9,407,918.99	100%	000002740	25.78
11-04	9,407,974.52	100%	000002740	25.78
11-05	9,407,818.52	100%	000002740	25.78
11-06	9,400,360.49	100%	000002740	25.76

9,029-
WELLS FARGO BANK, N.A.	Account Number	417-4685024
P.O. BOX 63020	Statement Start Date	11/01/03
SAN FRANCISCO, CA 94163	Statement End Date	11/30/03
	Number of Enclosures	6

BEYOND.COM DEBTOR IN POSSESSION CH 11 CASE #02-50441 2700 MISSION COLLEGE BLVD. SUITE 140-R SANTA CLARA CA 95054 UNITED STATES

For Customer Assistance: Call your Customer Service Officer or Client Services 1-800 AT WELLS(289-3557) 5:00 AM to 6:00 PM Pacific Time Monday-Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WellsOne Account 417-4685024	0.00	7,129.10	7,129.10	0.00

News from Wells Fargo

Credits
                  Electronic Deposits/Bank Credits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Nov 03	544.00	Zero Balance Account Transfer From 4761063908
	Nov 04	156.00	Zero Balance Account Transfer From 4761063908
	Nov 06	3,750.00	Zero Balance Account Transfer From 4761063908
	Nov 20	58.80	Zero Balance Account Transfer From 4761063908
	Nov 24	344.38	Zero Balance Account Transfer From 4761063908
	Nov 25	2,275.92	Zero Balance Account Transfer From 4761063908
		7,129.10	Total Electronic Debits/ Bank Debits
		7,129.10	Total Credits

Debits
                  Electronic Debits/ Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Nov 20	58.80	Client Analysis Srvc Chrg 031119 Svc Chge 1003 000004174685024
		58.80	Total Electronic Debits/ Bank Debits

Continued on next page

9,030
Beyond.Com	Account Number:	417-4685024
Debtor In Possession	Statement End Date:	11/30/03

Checks Paid

Check #	Date	Amount	Check #	Date	Amount	Check #	Date	Amount
11559	Nov 03	544.00	11561	Nov 06	3,750.00	11564	Nov 25	235.92
11560	Nov 04	156.00	11562	Nov 24	344.38	11565	Nov 25	2,040.00

*Gap in check sequence		7,070.30		Total Checks Paid
		7,129.10		Total Debits

Daily Ledger Balance Summary

Date	Balance	Date		Balance	Date	Balance
Oct 31	0.00	Nov 06		0.00	Nov 25	0.00
Nov 03	0.00	Nov 20		0.00
Nov 04	0.00	Nov 24		0.00

Average Daily Ledger Balance			0.00

Thank you for banking with Wells Fargo	Member FDIC

WELLS FARGO BANK, NA		STATEMENT OF ACCOUNT	PRINTED: 12-02-03 PAGE 1

P.O. BOX 63020		BEYOND.COM	TREASURY MANAGEMENT CLIENT SERVICES
SAN FRANCISCO, CA 94163		PAYROLL A/C	1-800-AT-WELLS OPTION #2

ACCOUNT: 4761 063924	BANK: 00182	REPORT LIST & ARP CODE GLOSSARY	PERIOD: 11-01-03 TO 11-28-03

REPORT NAME	TYPE	MEDIA	DELIVERY CYCLE	CONTENT DESCRIPTION
DETAIL CREDITS	STANDARD	PAPER		REPORTS ALL CREDIT TRANSACTIONS
RECONCILEMENT DETAIL	STANDARD	PAPER		REPORTS ALL STOPS, CANCELS, VOIDS AND EXCEPTION CHECK ACTIVITY
DETAIL CHECKS	STANDARD	PAPER		REPORTS ALL POSTED CHECKS, REVERSED CHECKS AND STOP PAYMENTS
DETAIL OTHER DEBITS	STANDARD	PAPER		REPORTS ALL DEBIT TRANSACTIONS
BALANCE BY DATE	STANDARD	PAPER		SUMMARIZES POSTED TRANSACTIONS AND BALANCES BY DAY
ISSUE BY DATE	STANDARD	PAPER		SUMMARIZES REGISTER TRANSACTIONS BY PROCESSING DAY
INPUT NOT ACCEPTED	STANDARD	PAPER		SUMMARIZES REGISTER TRANSACTIONS NOT ACCEPTED IN THE PERIOD
RECONCILEMENT	STANDARD	PAPER		SUMMARIZES REGISTER ACTIVITY FOR THE PERIOD
RECAP	STANDARD	PAPER		SUMMARIZES POSTED TRANSACTIONS FOR THE PERIOD
POSITIVE PAY EXCEPTIONS	STANDARD	ELECTRONIC RPTS	DAILY	REPORTS AlL POSITIVE PAY EXCEPTION CHECKS

CODE	DEFINITION	CODE	DEFINITION
BLANK	MATCH PAID CHECK	REV/CK	REVERSED CHECK UNPAID
AGED	OUTSTANDING ISSUE ON FILE PAST SPECIFIED PERIOD	STOP/EXP	STOP PAYMENT EXPIRED
CANCL/I	ISSUE CANCELED THIS PERIOD	STOP/I	STOP PAYMENT RECEIVED WITH ISSUE
CANCL/NI	CANCELED THIS PERIOD WITHOUT ISSUE	STOP/NI	STOP PAYMENT RECEIVED WITHOUT ISSUE
INNR	CHECK PAID WITHOUT ISSUE	STOP/R	STOP PAYMENT RELEASED
O	OUTSTANDING ISSUE	VOID	CHECK NUMBER NOT ISSUED THIS PERIOD
PRIORPAY	ISSUE RECEIVED FOR CHECK PAID IN PREVIOUS PERIOD

D	DEPOSIT	R	REVERSAL (DEPOSIT OR CHECK)
BC	BANK CREDIT	RBC	REVERSAL OF BANK CREDIT
BD	BANK DEBIT	RBD	REVERSAL OF BANK DEBIT
ZBC	ZERO BALANCE CREDIT	ZBD	ZERO BALANCE DEBIT
DCC	DEPOSIT CORRECTION CREDIT	RCC	REVERSAL OF DEPOSIT CORRECTION CREDIT
DCD	DEPOSIT CORRECTION DEBIT	RCD	REVERSAL OF DEPOSIT CORRECTION DEBIT

WELLS FARGO BANK, NA		STATEMENT OF ACCOUNT	PRINTED: 12-02-03 PAGE 2

ACCOUNT: 4761 063924	BANK: 00182	DETAIL CREDITS	PERIOD: 11-01-03 TO 11-28-03

REFERENCE	POSTED	AS/OF	AMOUNT	TRANSACTION DESCRIPTION

4761063908	11-17-03		64.66	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	11-03-03		198.38	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	11-28-03		198.38	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	11-26-03		3,743.74	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	11-13-03		3,743.76	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	11-18-03		7,458.02	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	11-05-03		7,458.03	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
7			22,864.97	TOTAL CREDITS POSTED

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Merrill Lynch Operating, Period Ending 11/30/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						311,038.66
Cleared Transactions
Deposits and Credits - 1 item
Deposit	11/30/2003			X	54.48	54.48

Total Deposits and Credits					54.48	54.48

Total Cleared Transactions					54.48	54.48

Cleared Balance					54.48	311,093.14

Register Balance as of	11/30/2003				54.48	311,093.14

Ending Balance					54.48	311,093.14

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Merrill Lynch CC, Period Ending 11/30/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						417,915.10
Cleared Transactions
Deposits and Credits - 1 item
Deposit	11/30/2003			X	92.27	92.27

Total Deposits and Credits					92.27	92.27

Total Cleared Transactions					92.27	92.27

Cleared Balance					92.27	418,007.37

Register Balance as of	11/30/2003				92.27	418,007.37

Ending Balance					92.27	418,007.37

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Concentration, Period Ending 11/30/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						9,407,918.99
Cleared Transactions
Checks and Payments - 3 items
Check	11/30/2003			X	-977.59	-977.59
General Journal	11/30/2003	266		X	-22,864.97	-23,842.56
General Journal	11/30/2003	265		X	-7,129.10	-30,971.66

Total Checks and Payments					-30,971.66	-30,971.66
Deposits and Credits - 1 item
Deposit	11/30/2003			X	797.91	797.91

Total Deposits and Credits					797.91	797.91

Total Cleared Transactions					-30,173.75	-30,173.75

Cleared Balance					-30,173.75	9,377,745.24

Register Balance as of	11/30/2003				-30,173.75	9,377,745.24

Ending Balance					-30,173.75	9,377,745.24

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Accounts Payable, Period Ending 11/30/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 7 items
Bill Pmt -Check	10/30/2003	11560	Public Storage SC	X	-156.00	-156.00
Bill Pmt -Check	10/30/2003	11561	U.S. Trustee	X	-3,750.00	-3,906.00
Bill Pmt -Check	10/30/2003	11559	Public Storage Liver	X	-544.00	-4,450.00
Bill Pmt -Check	11/12/2003	11562	Fedex	X	-344.38	-4,794.38
Bill Pmt -Check	11/18/2003	11565	Kim Kearney Contr	X	-2,040.00	-6,834.38
Bill Pmt -Check	11/18/2003	11564	Kim Kearney	X	-235.92	-7,070.30
Check	11/30/2003			X	-58.80	-7,129.10

Total Checks and Payments					-7,129.10	-7,129.10
Deposits and Credits - 1 item
General Journal	11/30/2003	265		X	7,129.10	7,129.10

Total Deposits and Credits					7,129.10	7,129.10

Total Cleared Transactions					0.00	0.00

Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 13 items
Check	7/31/2002	11103	W. Hische		-69.95	-69.95
Check	7/31/2002	10819	Patricia Scragg		-49.95	-119.90
Check	7/31/2002	10735	Ingram Micro		-20.00	-139.90
Check	7/31/2002	10600	W. Hische		-69.95	-209.85
Check	7/31/2002	10587	Shirley Fulan		-39.95	-249.80
Check	7/31/2002	10582	John Conway		-29.95	-279.75
Check	7/31/2002	10578	Mike McCrary		-50.00	-329.75
Check	7/31/2002	010549	Trilogy Software		-265.50	-595.25
Check	7/31/2002	11ADJ	Adjustment		-283.66	-878.91
Bill Pmt -Check	11/18/2003	11563	Fedex		-58.51	-937.42
Bill Pmt -Check	11/30/2003	11566	Fedex		-35.27	-972.69
Bill Pmt -Check	11/30/2003	11568	Public Storage SC		-156.00	-1,128.69
Bill Pmt -Check	11/30/2003	11567	Public Storage Liver		-544.00	-1,672.69

Total Checks and Payments					-1,672.69	-1,672.69

Total Uncleared Transactions					-1,672.69	-1,672.69

Register Balance as of	11/30/2003				-1,672.69	-1,672.69

Ending Balance					-1,672.69	-1,672.69

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Payroll, Period Ending 11/30/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 5 items
General Journal	10/31/2003	257		X	-7,458.03	-7,458.03
General Journal	11/15/2003	262		X	-3,743.76	-11,201.79
General Journal	11/15/2003	262		X	-7,458.02	-18,659.81
General Journal	11/30/2003	263		X	-3,743.74	-22,403.55
Check	11/30/2003			X	-461.42	-22,864.97

Total Checks and Payments					-22,864.97	-22,864.97
Deposits and Credits - 1 item
General Journal	11/30/2003	266		X	22,864.97	22,864.97

Total Deposits and Credits					22,864.97	22,864.97

Total Cleared Transactions					0.00	0.00

Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 1 item
General Journal	11/30/2003	263			-7,458.03	-7,458.03

Total Checks and Payments					-7,458.03	-7,458.03

Total Uncleared Transactions					-7,458.03	-7,458.03

Register Balance as of	11/30/2003				-7,458.03	-7,458.03
New Transactions
Checks and Payments - 2 items
General Journal	12/15/2003	264			-7,458.02	-7,458.02
General Journal	12/15/2003	264			-3,743.76	-11,201.78

Total Checks and Payments					-11,201.78	-11,201.78

Total New Transactions					-11,201.78	-11,201.78

Ending Balance					-18,659.81	-18,659.81

In re: BEYOND.COM
CASE NO. 02-50441

PROOF OF SERVICE

               I am a resident of the State of California, over the age of eighteen years, and not a party to the within action. My business address is Gray Gary Ware & Freidenrich, 2000 University Avenue, East Palo Alto, California 94303. On December 19,2003,1 served the within documents:

SUMMARY OF FINANCIAL STATUS

☐	by transmitting via facsimile the document(s) listed above to the fax number(s) set forth below on this date before 5:00 p.m.

☒	by placing the document(s) listed above in a sealed envelope with postage thereon fully prepaid, in the United States mail at Palo Alto, California addressed as set forth below.

☐	by placing the document(s) listed above in a sealed envelope marked and placed for overnight mail delivery on next business day, addressed as set forth below.

☐	by hand-delivering same day by courier the document(s) listed above to the person(s) at the address(es) set forth below.

          SEE ATTACHED SERVICE LIST

               I am readily familiar with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

               I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

               Executed on December 19,2003, at East Palo Alto, California.

-s- Carolyn Hooper

Carolyn Hooper

GRAY CARY WARE
& FREIDENRICH LLP	Gray

Janine D. Bloch	John Barratt	Kevin Epstein
Preston Gates & Ellis	1258 Ravine Drive	U.S. Trustee Office
55 Second Street, Suite 1700	Mississauga, Ontario	280 S. First St., Rm 268
San Francisco, Ca 94105	Canada L5J 3E4	San Jose, CA 95113

Russell C. Bergman	John R. Weiss	Richard Rogan. Nicolas De Lancie
LaSalle Bank National Assoc.	Katten Muchin Zavis	Jeffer, Mangels, Butler, Marmaro
135 So. LaSalle St., Suite 1960	525 West Monroe Street	Two Embarcadero Ctr, Fifth Floor
Chicago, IL 60603	Chicago, IL 60661	San Francisco, CA 94111

Richard Schudellari	Youssef A. Sneiffer
Morrison & Foerster LLP 755 Page Mill Road	Davis Wright Termaine, LLP 2600 Century Square
Palo Alto, CA 94304	1501 Fourth Avenue
Seattle, WA 98101-1688